                                                                                                       EXHIBIT 10.7

                     AF Services Software License Agreement

         This Software License Agreement (this "Agreement") is entered into as of September 1, 2004 (the "Effective Date") by and between AF Services, Inc.
("AF Services"), a Delaware corporation, and eCOST.com, Inc. ("eCOST"), a
Delaware corporation, both with a place of business at 2555 West 190th Street,
Torrance, California 90504, and both subsidiaries of PC Mall, Inc. ("PC Mall")
also a Delaware corporation. In consideration of the mutual covenants and the other terms and conditions contained herein, the Parties (as defined below)
hereby agree as follows:

Article I
                                   DEFINITIONS

         In addition to the capitalized terms defined elsewhere in this
Agreement, the following terms shall have the following meanings:

Section 1.1. Control. "Control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity through the ownership of more than fifty percent (50%) of the voting securities of such entity (or, in the case of a non-corporate person, corresponding ownership interest).

Section 1.2. eCOST Website. "eCOST Website" shall mean the website operated by
eCOST and located at http://www.eCOST.com, primarily branded with the ECOST.COM and/or ECOST trademarks.

Section 1.3.      Effective Date.  "Effective Date" shall have the meaning set forth above.
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Section 1.4.      Party or Parties.  "Party" or "Parties" shall mean AF Services and/or eCOST, including their
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permitted successors and assigns.

Section 1.5. AF Services Confidential Information. "AF Services Confidential
Information" shall mean (a) any and all of the AF Services Software and all technology, information and materials included in the foregoing items and its related documentation, and (b) other technology, information and materials that are designated in writing as proprietary or confidential (or with a similar designation) or, if disclosed orally or by demonstration, are designated as confidential or proprietary at the time of disclosure and summarized in a writing so designated within thirty (30) days of the initial disclosure. AF
Services Confidential Information shall not include, however, information or material which (i) is or becomes available to the relevant public other than as a result of a wrongful act or omission, (ii) except with respect to the items described in subsection (a) above, was available to eCOST (without a duty of confidentiality owed to AF Services with respect to such information or material) prior to its receipt from AF Services, (iii) becomes available to
eCOST from a Person not otherwise bound by a confidentiality agreement with AF
Services with respect to such information or material, or (iv) except with respect to the items described in subsection (a) above, was independently developed by eCOST without access to the AF Services Confidential Information.

Section 1.6. AF Services Software. "AF Services Software" shall mean the graphics, software and documentation related thereto listed on Exhibit A that are (a) intended by both Parties for use in operating the eCOST Website; and (b)
delivered or otherwise provided to eCOST by AF Services at any time (whether prior to or after the Effective Date) during which PC Mall, Inc. Controlled or
Controls both AF Services and eCOST.

Section 1.7. Person. "Person" shall mean an individual, a general or limited partnership, a corporation, a trust, a joint venture, an unincorporated organization, a limited liability entity, or any other entity.

Article II
                                    LICENSES

Section 2.1. License to AF Services Software. Subject to the terms and conditions of this Agreement, AF Services hereby grants to eCOST a non-exclusive, non-transferable (except as set forth in Section 9.8), non-sublicensable, perpetual, royalty-free, worldwide right and license, under the intellectual property rights of AF Services in and to the AF Services
Software, to reproduce, prepare derivative works of, modify, and use the AF
Services Software solely as reasonably necessary to operate the eCOST Website.

Section 2.2. Expanded Uses of AF Services Software. If eCOST wishes to use the
AF Services Software to operate any website other than the eCOST Website or to otherwise expand its rights to the AF Services Software, then the Parties shall discuss and negotiate such expanded license rights and consideration therefor.

Section 2.3. Reservation of Rights. Except for the express license granted hereunder, AF Services retains all right, title and interest in and to the AF
Services Software, and nothing in this Agreement shall (or shall be construed
to) restrict, impair, transfer, license, convey or otherwise alter any of AF
Services's rights or proprietary interests in any intellectual property, content, data, information or any other materials or rights, tangible or intangible. eCOST does not acquire any rights, express or implied (whether by implication, estoppel, inference or otherwise) other than those rights expressly granted under this Agreement, and no other rights shall be implied, whether by the conduct of the parties, this Agreement, delivery of any materials hereunder, or otherwise. Except as expressly set forth in Section 9.8, eCOST may not transfer, sublicense, or distribute AF Services Software or any other element thereof. eCOST may use the AF Services Software only internally, and may not use the AF Services Software to operate any website other than the eCOST Website or to provide any other services. Nothing in this Agreement shall be construed to prohibit or prevent AF Services from using the AF Services Software in connection with its own goods or services or otherwise providing, licensing or authorizing use of the same to third parties (for free or a fee, in AF
Services's sole discretion).

Article III
                                  CONSIDERATION

Section 3.1.      License Fee.  Within thirty (30) days of the Effective Date, eCOST shall pay AF Services a
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license fee of Fifty Thousand Dollars ($50,000).

Article IV
                                 CONFIDENTIALITY

Section 4.1. Limited Disclosure. eCOST will maintain the AF Services
Confidential Information in confidence and will not disclose such AF Services
Confidential Information to any third party without AF Services's prior written consent. eCOST will not use any AF Services Confidential Information except as necessary to exercise its rights and fulfill its obligations under this
Agreement or as may be required by an administrative body or applicable law.
eCOST may disclose AF Services Confidential Information only to eCOST's employees and agents who have a need to know such Confidential Information for such purposes and who have entered into written agreements with eCOST requiring them to comply with the obligations set forth in this Article IV. eCOST will protect the confidentiality and avoid the unauthorized use, disclosure, publication, and dissemination of AF Services Confidential Information with the same degree of care that eCOST uses to protect its own confidential and proprietary information of similar nature and like importance, and in no event with less than reasonable care. Notwithstanding the foregoing, eCOST's confidentiality obligations with respect to the AF Services Software will not preclude eCOST from using and displaying the graphics included in the AF
Services Software pursuant to the license granted in Section 2.1.

Section 4.2. Remedies. eCOST acknowledges and agrees that due to the unique nature of the Confidential Information, a breach of its obligations under
Section 4.1 would cause AF Services irreparable harm and damage for which there can be no adequate remedy at law. Therefore, upon any such breach or threatened breach by eCOST, AF Services will be entitled to an immediate injunction, restraining order and/or other appropriate equitable relief, in addition to whatever remedies it may have under applicable law.

Section 4.3. Unauthorized Disclosures. eCOST will notify AF Services of any actual or suspected unauthorized use or disclosure of Confidential Information or infringement of any of AF Services Confidential Information of which eCOST has knowledge. eCOST will reasonably cooperate with AF Services in the investigation and prosecution of such unauthorized use, disclosure or infringement.

Article V
                            WARRANTY AND DISCLAIMERS

Section 5.1. Authority. Each of AF Services and eCOST hereby represents and warrants to the other that it has the corporate authority to enter into and perform its obligations under this Agreement, and its execution, delivery and performance of this Agreement have been duly and validly authorized.

Section 5.2. Limitation of Warranties. EXCEPT AS EXPRESSLY PROVIDED IN SECTION
5.1, ALL OF THE ASSETS, RIGHTS, TECHNOLOGY, AND OTHER INFORMATION AND MATERIALS
LICENSED OR OTHERWISE CONVEYED IN CONNECTION WITH THIS AGREEMENT ARE PROVIDED
"AS IS." PC MALL DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED,
STATUTORY, OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF
MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT OF
THIRD-PARTY RIGHTS. Without limitation of the generality of the foregoing, PC
MALL MAKES NO representation or warranty that the use or exploitation of THE AF
SERVICES SOFTWARE will be free from infringement of any intellectual property right other than the rights expressly granted herein.

Article VI
                             LIMITATION Of LIABILITY

         Notwithstanding anything herein to the contrary, AF Services shall have no liability whatsoever for any incidental, indirect, consequential, punitive, or special damages of any kind, or any loss of revenue or profits, loss of business, or loss of data, arising out of or related to this Agreement or the subject matter hereof, however caused and regardless of the theory of liability
(including contract, tort, or otherwise), even if informed in advance of the possibility of such damages. In addition, in no event will the aggregate liability of AF Services arising out of or relating to this agreement or the subject matter hereof cumulatively exceed Fifty Thousand Dollars ($50,000).

Article VII
                                 INDEMNIFICATION

         eCOST, at its own expense, shall indemnify, hold harmless and defend AF
Services, its affiliates, successors and assigns, and its and their directors, officers, employees and agents, against any third party claim, demand, cause of action, debt, expense or liability (including attorney's fees and costs), to the extent that it is based upon or arises out of any allegation that eCOST's reproduction, modification or use of the AF Services Software infringes or misappropriates any patent, copyright, trademark, trade secret, publicity, privacy or other rights of any third person.

Article VIII
                                OTHER Agreements

Section 8.1. No Rights to Updates. Each Party retains all right, title and interest in and to any modifications to the AF Services Software made by or for such Party, and shall have no obligation to provide such modifications to the other Party. In addition, neither Party assumes any obligations other than those expressly set forth in this Agreement. Without limiting the generality of the foregoing, neither Party is obligated to provide any software updates, or consulting or technical assistance.

Section 8.2. No Obligation to Obtain New Rights. eCOST acknowledges that, from and after the Effective Date, AF Services has no obligation to preserve, protect, obtain or enforce any rights in the AF Services Software, including, without limitation, any obligation to register any copyright, to file or prosecute any patent application, or to bring actions for infringement or misappropriation of the AF Services Software or any component thereof. Neither this Agreement nor the conduct of either Party under this Agreement imposes or shall be deemed to impose any such obligation, by implication, estoppel, inference, or otherwise.

Section 8.3. Subject to Third Party Rights. Notwithstanding anything else in this Agreement, neither Party shall be obligated to license or otherwise convey, or be deemed to license or otherwise convey, any assets, rights, technology, or other information or materials owned by, or subject to the rights of, a third party, or any agreement with a third party, if and to the extent such Party does not have the right so to license or convey. Without limiting the generality of the foregoing, AF Services shall not be obligated to license or otherwise convey, or be deemed to license or otherwise convey, to eCOST any rights in any third-party tools used to develop the AF Services Software or any third party software (including modules thereof) embedded in the AF Services Software. In addition, eCOST acknowledges that various third party software is required for operation and use of the AF Services Software and that eCOST will be solely responsible for obtaining its own licenses of such software.

Section 8.4. No Obligation to Bring or Defend Legal Actions. Neither Party shall have any obligation hereunder to bring any claim or action against any third party for infringement or misappropriation of any of the intellectual property rights licensed hereunder, or to defend any claim or action brought by a third party with respect to any such intellectual property rights (including, without limitation, a claim or action with respect to the validity or enforceability of any such rights).

Article IX
                                  MISCELLANEOUS

Section 9.1. Relationship of Parties. Nothing contained in this Agreement shall be deemed to constitute either Party the partner, agent, or legal representative of the other Party or to create any fiduciary relationship for any purpose whatsoever. Except as otherwise specifically provided in this Agreement, nothing in this Agreement shall confer on either Party any authority to act for, bind, or create or assume any obligation or responsibility on behalf of the other
Party.

Section 9.2. Notices. All notices provided pursuant to this Agreement shall be delivered by personal delivery, overnight courier, or facsimile, and shall be deemed effective on the date on which delivery to the intended recipient of the notice was accomplished. Such notices shall be delivered to the following addresses:

If to AF Services:                                           If to eCOST:

AF Services, Inc.                                            eCOST.com, Inc.
2555 West 190th Street, Suite 204                            2555 West 190th Street, Suite 106
Torrance, California 90504                                   Torrance, California 90504
Attn: President                                              Attn: Chief Executive Officer
Facsimile: (310) 630-3462                                    Facsimile: (310) 630-3578

Section 9.3. Choice of Law. This Agreement is to be construed in accordance with and governed by the internal laws of the State of California (as permitted by
Section 1646.5 of the California Civil Code or any similar successor provision)
without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction other than the internal laws of the State of
California to the rights and duties of the parties. Each party hereby irrevocably consents to the jurisdiction and venue of the courts of Los Angeles
County, California and the United States District Court for the Central District
of California in connection with any claim, action, suit, or proceeding relating to this Agreement. Neither party will commence or prosecute any claim, action, suit, or proceeding relating to this Agreement other than in the courts set forth in the preceding sentence, except either party may seek injunctive, equitable or similar relief from any court of competent jurisdiction. The provisions of the United Nations Convention on the International Sales of Goods
are hereby disclaimed and excluded.

Section 9.4. Entire Agreement. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all previous communications, agreements, and understandings between the Parties relating to the subject matter hereof. Neither Party has entered into this
Agreement in reliance upon any representation, warranty, or undertaking of the other Party that is not set out or referred to in this Agreement.

Section 9.5. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this
Agreement.

Section 9.6. Headings. The section or other headings herein are inserted only for convenience and ease of reference and are not to be considered in the construction or interpretation of any provision of this Agreement. Unless otherwise stated, references to Sections herein are references to Sections hereof.

Section 9.7. Amendments; Waivers. This Agreement may be amended, and the taking of any action required hereunder may be waived, only by the written consent of each Party at the time such amendment or waiver is sought. No such waiver shall operate as a waiver of, or estoppel with respect to, any other action. No failure to exercise, and no delay in exercising, any right, remedy, or power hereunder shall operate as a waiver thereof, nor shall single or partial exercise of any right, remedy, or power hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, or power provided herein or by law or at equity. The waiver of the time for performance of any act or condition hereunder does not constitute a waiver of the act or condition itself.

Section 9.8. Successors; No Assignment. eCOST may not assign, sell, delegate, or otherwise transfer, whether voluntarily or involuntarily and whether by operation of law or otherwise, this Agreement or any right or obligation hereunder; provided, however, that eCOST may transfer this Agreement in its entirety to eCOST's successor as part of a merger, consolidation, or sale of all or substantially all of eCOST's business and assets, provided that such successor agrees to be bound by all the terms and conditions of this Agreement.
In any event, the parties acknowledge and agree that, if there is a merger, consolidation or sale of business or assets involving eCOST, the rights in the
AF Services Software of eCOST or its successor shall apply only to the business of eCOST as it existed before the merger, consolidation or sale, and, without limitation, the right to use the AF Services Software shall be limited to use solely as reasonably necessary to operate the eCOST Website. Any purported assignment, sale, delegation or other transfer in violation of this Section 9.8 shall be null and void. Subject to the foregoing limits on assignment and delegation, this Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns.

Section 9.9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one and the same Agreement.

Section 9.10. Recovery of Costs and Attorney's Fees. In any legal action, or other proceeding brought to enforce or interpret the terms of this Agreement, the substantially prevailing Party shall be entitled to reasonable attorney's fees and any other costs incurred in that proceeding in addition to any other relief to which it is entitled.

Section 9.11. Third Party Beneficiaries. The provisions of this Agreement are solely for the benefit of the Parties (including their permitted successors and assigns), and not for the benefit of any third party.

                  IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

                                                     AF SERVICES, INC.

                                                     By:    /s/ Simon Abuyounes___________________________
                                                     Name: Simon Abuyounes
                                                     Title:   President

                                                     ECOST.COM, INC.

                                                     By:    /s/ Adam W. Shaffer___________________________
                                                           -----------------------------------------------
                                                     Name: Adam W. Shaffer
                                                     Title:   Chief Executive Officer

                                    Exhibit A

                                    Exhibit A
                              AF Services Software

1. All modules of the eCommerce Engine, including the following modules:

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             eCommerce
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             Shipping Logic
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             Content Management
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             Catalog Management
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             Catalog Generation
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             Search Engine (Simple and Advanced)
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             Pricing Management
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             Rebates and Promotions Engine
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             Ad Manager
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             Order Tracking/Order Status
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             e-Subscription
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             e-mail Notification Engine
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             Profiler
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             eCOST HotSheet Management and distribution
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             Custom Catalog/Extranet
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         For purposes of this Agreement, "eCommerce Engine" means the above modules as well as shopping cart, order entry, shipping and billing information entry.